Morgan Stanley U.S. Government Money Market Trust
LETTER TO THE SHAREHOLDERS - JULY 31, 2001

Dear Shareholder:

As of July 31, 2001, Morgan Stanley U.S. Government Money Market Trust had net assets in excess of $1.1 billion, up approximately 2 percent from a year earlier. The average maturity of the Fund's portfolio was 61 days. For the six-month period ended July 31, 2001, the Fund produced a total return of 2.13 percent. For the seven-day period ended July 31, 2001, the Fund provided an effective yield of 3.17 percent and a current yield of 3.14 percent, while its 30-day moving average yield for July was 3.24 percent.

Market Overview

In contrast to a generally rising pattern for most of calendar year 2000, money market yields have fallen sharply thus far in 2001. The decline in interest rates was spurred by the Federal Reserve's dramatic easing of monetary policy in the face of a slowing economy. Reduced capital spending and weak corporate profits, combined with forecasts for deteriorating earnings, provided evidence of a softening environment. Since adopting its easing bias in January of this year, the Fed has cut the federal funds rate by 275 basis points, from 6.50 percent to 3.75 percent. During the 1990-91 recession, the Fed took more than a year to reduce rates by that magnitude.

Portfolio Composition and Structure

On July 31, 2001, approximately 91 percent of the Fund's portfolio consisted of federal agency obligations, with 9 percent in repurchase agreements and the remaining 1 percent in U.S. Treasury bills. At the end of the period under review, approximately 86 percent of the Fund's holdings were due to mature in less than four months. Consequently, we believe the portfolio is well positioned for stability of value with a very high degree of liquidity. As always, we try to operate the Fund in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money-market conditions.

Looking Ahead

It remains to be seen whether the sharply lower levels of short-term interest rates and the tax cuts enacted by Congress will prove sufficient to reverse the diminishing pace of economic activity. The Fed may take further steps to reduce short-term rates during the upcoming months if it deems such action necessary. We have positioned the Fund to be able to reflect changing levels of money market rates in either direction during the months ahead.

Morgan Stanley U.S. Government Money Market Trust
LETTER TO THE SHAREHOLDERS - JULY 31, 2001 continued

We appreciate your ongoing support of Morgan Stanley U.S. Government Money Market Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN

Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley U.S. Government Money Market Trust
PORTFOLIO OF INVESTMENTS - JULY 31, 2001 (UNAUDITED)

                                                                          ANNUALIZED
PRINCIPAL                           DESCRIPTION                              YIELD
AMOUNT IN                               AND                               ON DATE OF
THOUSANDS                          MATURITY DATE                           PURCHASE         VALUE
------------------------------------------------------------------------------------------------------
            U.S. Government Agencies (90.8%)
$ 65,217    Federal Farm Credit Bank
              9/18/01-11/09/01..........................................  3.52 - 4.07%  $   64,772,936
 612,709    Federal Home Loan Banks
              08/01/01-01/07/02.........................................  3.55 - 4.17      609,108,474
 176,217    Federal Home Loan Mortgage Corp.
              08/02/01-05/17/02.........................................  3.59 - 4.16      175,225,170
 185,000    Federal National Mortgage Assoc.
              08/09/01-03/22/02.........................................  3.57 - 4.00      182,918,428
                                                                                        --------------
            Total U.S. Government Agencies
            (Cost $1,032,025,008)....................................................    1,032,025,008
                                                                                        --------------
            Repurchase Agreements (9.2%)
 103,500    Deutsche Banc Alex. Brown LLC due 08/01/01
              (dated 07/31/01; proceeds $103,500,000) (a)...............        3.91       103,500,000
   1,937    The Bank of New York due 08/01/01
              (dated 07/31/01; proceeds $1,937,962) (b).................       3.375         1,937,962
                                                                                        --------------
            Total Repurchase Agreements
            (Cost $105,437,962)......................................................      105,437,962
                                                                                        --------------
            U.S. Government Obligation (0.9%)
  10,000    U.S. Treasury Bill 10/18/01
              (Cost $9,923,517).........................................        3.56         9,923,517
                                                                                        --------------
            Total Investments
            (Cost $1,147,386,487) (c)...................................       100.9%    1,147,386,487
            Liabilities in Excess of Other Assets.......................        (0.9)      (10,467,355)
                                                                              ------    --------------
            Net Assets..................................................       100.0%   $1,136,919,132
                                                                              ======    ==============

---------------------
    (a)  Collateralized by $170,658,311 FNMA 6.50% - 7.00% due
         03/01/09 - 12/01/28 valued at $97,115,817 and $10,015,157 FHLMC 7.00%
         due 10/01/29 valued at $8,454,184.
    (b) Collateralized by $1,934,630 FNMA 3.375% due 08/01/31 valued at $1,976,734.
    (c)  Cost is the same for federal income tax purposes.

                       See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
July 31, 2001 (unaudited)

Assets:
Investments in securities, at value
  (cost $1,147,386,487).....................................  $1,147,386,487
Cash........................................................          90,000
Receivable for:
    Interest................................................          11,423
    Shares of beneficial interest sold......................           2,141
Prepaid expenses and other assets...........................          62,251
                                                              --------------
    Total Assets............................................   1,147,552,302
                                                              --------------
Liabilities:
Payable for:
    Shares of beneficial interest repurchased...............       9,946,986
    Investment management fee...............................         360,174
    Distribution fee........................................         100,022
Accrued expenses and other payables.........................         225,988
                                                              --------------
    Total Liabilities.......................................      10,633,170
                                                              --------------
    Net Assets..............................................  $1,136,919,132
                                                              ==============
Composition of Net Assets:
Paid-in-capital.............................................   1,136,916,729
Undistributed net investment income.........................           2,403
                                                              --------------
    Net Assets..............................................  $1,136,919,132
                                                              ==============
Net Asset Value Per Share
  1,136,916,729 shares outstanding (unlimited shares
  authorized of $.01 par value).............................           $1.00
                                                                       =====

                       See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust

FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended July 31, 2001 (unaudited)

Net Investment Income:

Interest Income.............................................  $28,528,848
                                                              -----------
Expenses
Investment management fee...................................    2,498,286
Transfer agent fees and expenses............................    1,381,721
Distribution fee............................................      572,113
Shareholder reports and notices.............................      131,009
Registration fees...........................................       33,042
Custodian fees..............................................       30,146
Professional fees...........................................       23,681
Trustees' fees and expenses.................................       10,847
Other.......................................................        6,007
                                                              -----------
    Total Expenses..........................................    4,686,852
Less: amounts waived/reimbursed.............................     (396,005)
                                                              -----------
    Net Expenses............................................    4,290,847
                                                              -----------
    Net Investment Income...................................  $24,238,001
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX      FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              JULY 31, 2001    JANUARY 31, 2001
                                                              --------------    --------------
                                                               (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $   24,238,001    $   63,943,972
Dividends to shareholders from net investment income........     (24,238,809)      (63,942,761)
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................    (105,800,246)      162,139,203
                                                              --------------    --------------
    Net Increase (Decrease).................................    (105,801,054)      162,140,414
Net Assets:
Beginning of period.........................................   1,242,720,186     1,080,579,772
                                                              --------------    --------------
End of Period
(Including undistributed net investment income of $2,403 and
$3,211, respectively).......................................  $1,136,919,132    $1,242,720,186
                                                              ==============    ==============

                       See Notes to Financial Statements

Morgan Stanley U.S. Government Money Market Trust
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2001 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley U.S. Government Money Market Trust (the "Fund"), formerly Morgan Stanley Dean Witter U.S. Government Money Market Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objectives are security of principal, high current income and liquidity. The Fund was organized as a Massachusetts business trust on November 18, 1981 and commenced operations on February 17, 1982.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Premiums are amortized and discounts are accreted over the life of the respective securities.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions as of the close of each business day.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding

Morgan Stanley U.S. Government Money Market Trust
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2001 (UNAUDITED) continued

$1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

Effective January 1, 2001 through December 31, 2001, the Investment Manager agreed to waive its fee and reimburse expenses to the extent they exceed 0.75% of the daily net assets of the Fund.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. For the six months ended July 31, 2001, the distribution fee was accrued at the annual rate of 0.08%.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended July 31, 2001 aggregated $17,311,637,701 and $17,463,390,917, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended July 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,693. At July 31, 2001, the Fund had an accrued pension liability of $55,090 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley U.S. Government Money Market Trust
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2001 (UNAUDITED) continued

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              JULY 31, 2001    JANUARY 31, 2000
                                                              --------------   ----------------
                                                               (unaudited)
Shares sold.................................................  1,456,309,747      3,327,290,564
Shares issued in reinvestment of dividends..................     24,149,099         63,704,405
                                                              --------------    --------------
                                                              1,480,458,846      3,390,994,969
Shares repurchased.......................................... (1,586,259,092)    (3,228,855,766)
                                                              --------------    --------------
Net increase (decrease).....................................   (105,800,246)       162,139,203
                                                              ==============    ==============

Morgan Stanley U.S. Government Money Market Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                             FOR THE SIX                  FOR THE YEAR ENDED JANUARY 31,
                                            MONTHS ENDED    -----------------------------------------------------------
                                            JULY 31, 2001      2001       2000         1999         1998         1997
                                            -------------     -------    -------      -------      -------      -------
                                             (unaudited)
Selected Per Share Data:

Net asset value, beginning of period......     $  1.00        $  1.00    $  1.00      $  1.00      $  1.00      $  1.00
                                               -------        -------    -------      -------      -------      -------

Net investment income.....................       0.021          0.056      0.044        0.045        0.046        0.043

Less dividends from net investment
  income..................................      (0.021)        (0.056)    (0.044)      (0.045)      (0.046)      (0.043)
                                               -------        -------    -------      -------      -------      -------

Net asset value, end of period............     $  1.00        $  1.00    $  1.00      $  1.00      $  1.00      $  1.00
                                               =======        =======    =======      =======      =======      =======

Total Return+.............................        2.13%(1)      5.80%      4.48%        4.63%        4.67%        4.41%

Ratios to Average Net Assets:
Expenses..................................        0.75%(2)(3)   0.78%      0.84%        0.94%        1.02%        1.11%
Net investment income.....................        4.24%(2)(3)   5.61%      4.34%        4.50%        4.53%        4.29%

Supplemental Data:
Net assets, end of period, in millions....      $1,137         $1,243     $1,081       $1,017         $891         $927

---------------------
    (1)  Not annualized.
    (2)  Annualized.
    (3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.82% and 4.17%, respectively.

                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.





MORGAN STANLEY
U.S. Government
Money Market Trust

Semiannual Report
July 31, 2001